SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                           XECHEM INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required
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      (1)   Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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|_|   Fee paid previously with preliminary materials.
|_|   Check box if any part of the fee is offset as provided by Exchange Act
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

                           XECHEM INTERNATIONAL, INC.


                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                       AND
                                 PROXY STATEMENT




                        Date:         October 24, 2006
                        Time:         10:00 a.m.
                        Place:        Xechem International, Inc.
                                      New Brunswick Technology Center
                                      100 Jersey Avenue, Building B, Suite 310
                                      New Brunswick, New Jersey  08901

                           Xechem International, Inc.
                         New Brunswick Technology Center
                    100 Jersey Avenue, Building B, Suite 310
                         New Brunswick, New Jersey 08901


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                OCTOBER 24, 2006



Dear Stockholder:

      Our annual stockholders' meeting will be held on October 24, 2006, at 10:00 a.m. eastern daylight savings time, at our corporate headquarters at the New Brunswick Technology Center, 100 Jersey Avenue, Building B, Suite 310, New Brunswick, New Jersey 08901. At our annual meeting, we will ask you to:

o elect three nominees as directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified;

o ratify the selection of Moore Stephens, P.C. as our independent registered public accounting firm for 2006;

o approve the adoption of the 2006 Stock Award Plan authorizing the grant of options to purchase 150,000,000 shares of our common stock;

o approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 1,950,000,000 to 5,000,000,000, and

o transact any other business that may be properly presented at the annual meeting.

      If you were a stockholder of record at the close of business on September 12, 2006, you may vote in person at the annual meeting and any postponements or adjournments of the meeting. A list of these stockholders will be available at our offices before the annual meeting.

      Please sign, date and promptly return the enclosed proxy card in the enclosed envelope, so that your shares will be represented whether or not you attend the annual meeting.

                                   By order of the Board of Directors,



                                   Ramesh C. Pandey, Ph.D.
                                   President, CEO, CFO and Chairman of the Board

September __, 2006

                                TABLE OF CONTENTS

                                                                                     PAGE

INFORMATION ABOUT THE ANNUAL MEETING....................................................1

Information About Attending the Annual Meeting..........................................1

Annual Report...........................................................................1

Information About Voting................................................................1

Information Regarding Tabulation of the Vote............................................2

Quorum Requirement......................................................................2

Information About Votes Necessary for Action to be Taken................................3

Costs of Proxies........................................................................3

Other Matters...........................................................................3

Available Information...................................................................3


STOCK OWNERSHIP.........................................................................4

Stock Owned by Certain Beneficial Owners and Management.................................4

Section 16(a) Beneficial Ownership Reporting Compliance.................................5

Policy with respect to Section 162(m)...................................................5

Interest of Certain Persons in Matters to Be Acted On...................................5


CORPORATE GOVERNANCE....................................................................5

Communicating with Directors............................................................6

Audit Committee.........................................................................6

Other Committees........................................................................6


PROPOSAL NO. 1 - ELECTION OF DIRECTORS..................................................7

Director Compensation...................................................................8

Meetings of the Board of Directors, Audit Committee and Stockholders....................8


AUDIT COMMITTEE REPORT..................................................................9


EXECUTIVE COMPENSATION.................................................................11

Executive Compensation.................................................................11

Executive Officers.....................................................................12

Stock Option Grants....................................................................12

Certain Relationships and Related Transactions.........................................13


PROPOSAL NO. 2 - RATIFY APPOINTMENT OF MOORE STEPHENS, P.C.............................16

Fees to Independent Registered Public Accounting Firm..................................16

Approval of Services and Fees..........................................................16

Aggregate Option Exercises in Fiscal 2005 and Fiscal Year-End Option Values............18


PROPOSAL NO. 3 - APPROVAL OF THE 2006 STOCK AWARD PLAN.................................19

2006 Stock Award Plan..................................................................19


PROPOSAL NO. 4 - APPROVAL OF INCREASE IN THE NUMBER OF AUTHORIZED SHARES...............24

Reasons for and General Effect of the Proposed Amendment...............................24

Other Considerations...................................................................25


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION............................26


STOCKHOLDER PROPOSALS..................................................................26

ANNEX A - 2006 STOCK AWARD PLAN.................................................Annex A-1

ANNEX B - NOMINATING COMMITTEE CHARTER..........................................Annex B-1

ANNEX C - AUDIT COMMITTEE CHARTER...............................................Annex C-1

ANNEX D - CERTIFICATE OF AMENDMENT TO CERTIFICATE
OF INCORPORATION................................................................Annex D-1

      This proxy statement contains information related to the annual meeting of stockholders to be held October 24, 2006, beginning at 10:00 a.m. eastern daylight savings time, at our corporate headquarters at the New Brunswick Technology Center, 100 Jersey Avenue, Building B, Suite 310, New Brunswick, New Jersey 08901, and at any postponements or adjournments thereof. This proxy statement is being mailed to stockholders on or about September 19, 2006.

                      INFORMATION ABOUT THE ANNUAL MEETING

INFORMATION ABOUT ATTENDING THE ANNUAL MEETING

      The board of directors is soliciting your vote for the 2006 annual meeting of stockholders. At the meeting, you will be asked to:

o elect three nominees as directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified;

o ratify the selection of Moore Stephens, P.C. as our independent registered public accounting firm for 2006;

o approve the adoption of the 2006 Stock Award Plan authorizing the grant of options to purchase 150,000,000 shares of our common stock;

o approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 1,950,000,000 to 5,000,000,000; and

o transact any other business that may be properly presented at the annual meeting.

      If you own shares of stock in more than one account, such as individually and jointly with your spouse, you may receive more than one set of these materials. Please make sure to vote all of your shares. This proxy statement summarizes information we are required to provide to you under the rules of the Securities and Exchange Commission. If you plan on attending the annual meeting of stockholders in person, please contact Mr. Howard Becker, our vice president-operations, at (732) 247-3300 so that we can arrange for sufficient space to accommodate all attendees.

ANNUAL REPORT

      Our annual report for the fiscal year ended December 31, 2005 is enclosed with this proxy statement.

INFORMATION ABOUT VOTING

      You will have one vote for each share of common stock or voting stock equivalent that you owned at the close of business on September 12, 2006, which is the record date for the annual meeting. On the record date, there were 1,406,083,803 shares of common stock outstanding, 2,500 shares of Class A Voting Preferred Stock, no Class B 8% Preferred Stock, no Class C Series 4 Voting Convertible Preferred Stock, no Class C Series 5 Voting Convertible Preferred Stock, 34,152 shares of Class C Series 6 Voting Preferred Stock, 666 shares of Class C Series 7 Voting Convertible Preferred Stock, and no Class C Series 8 Voting Convertible Preferred Stock.

      Dr. Pandey, our CEO, Chairman of the Board and Chief Financial Officer owns all (2,500) of the shares of Class A Voting Preferred Stock. Each share of Class A Voting Preferred Stock is entitled to 0.3333 votes. Therefore, Dr. Pandey's 2,500 shares of Class A Voting Preferred Stock is the equivalent of 833 votes.

      Dr. Pandey is also the owner of all 34,152 shares of the Class C Series 6 Voting Preferred Stock. Each share of Class C Series 6 Voting Preferred Stock is entitled to 10,000 votes. Therefore, Dr. Pandey's 34,152 shares of Class C Series 6 Voting Preferred Stock is the equivalent of 341,520,000 votes.

      There are 666 shares of Class C Series 7 Voting Convertible Preferred Stock convertible into 3,330,000 shares of common stock or the equivalent of 3,330,000 votes.

      There is no cumulative voting. A majority of the outstanding shares, or 855,577,279 shares, must be present to hold the annual meeting. As of the record date, Dr. Pandey and his affiliates owned approximately 341,582,556 voting equivalent shares representing approximately 20% of the voting shares.

      Your vote is important. As the holder of record for your shares, you may vote in person or by granting us a proxy to vote on each of the proposals. You may vote by proxy if you sign, date and return the proxy card in the enclosed envelope to us by U.S. Mail.

      If you return your proxy card but do not indicate how your shares should be voted, they will be voted "for" in accordance with the board's recommendation for each proposal.

      If you grant us a proxy, you may nevertheless revoke your proxy at any time before it is exercised by: (1) sending written notice to us, Attention:
Howard Becker, vice president-operations; (2) providing us with a later-dated proxy; or (3) attending the annual meeting in person and voting your shares.
Merely attending the annual meeting, without further action, will not revoke your proxy.

INFORMATION REGARDING TABULATION OF THE VOTE

      We have hired Continental Stock and Transfer Company to solicit proxies on our behalf. In addition, Continental Stock and Transfer Company will tabulate all common stock votes cast at the annual meeting. Leonard Mudry, or his designee, will tabulate all preferred stock votes cast at the annual meeting and will act as the inspector of election.

QUORUM REQUIREMENT

      Stockholders owning a majority of our voting shares must be present in person or by proxy in order for action to be taken at the meeting. For these purposes, "abstentions" will be counted as present for determining whether a majority is present.

INFORMATION ABOUT VOTES NECESSARY FOR ACTION TO BE TAKEN

      Each stockholder will be entitled to one vote for each share of common stock or its voting stock equivalent held at the record date. Assuming a quorum is present, a plurality of votes cast by the shares entitled to vote in the election of directors will be required to elect each director. Holders of a majority of the shares entitled to vote may approve all other proposed actions.

COSTS OF PROXIES

      We will bear all costs and expenses incurred in connection with the solicitation of proxies. Our directors and executive officers also may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. These individuals will not receive any additional compensation for these activities, but may be reimbursed by us for their reasonable out-of-pocket expenses. In addition, we have hired Continental Stock and Transfer Company to solicit proxies on our behalf. We anticipate that the cost of soliciting proxies will be approximately [$5,000.00] plus costs and expenses.

OTHER MATTERS

      We are not aware of any other matter to be presented at the annual meeting. Generally, no business aside from the items discussed in this proxy statement may be transacted at the meeting. If, however, any other matter properly comes before the annual meeting as determined by the chairman of the meeting, your proxies are authorized to act on the proposal at their discretion.

      Generally, for nominations or other business to be properly brought before the annual meeting by one of our stockholders, the stockholder seeking to make a nomination or bring other business before the meeting must provide, among other things, written notice to our corporate secretary not later than the 90th day and not earlier than the 120th day prior to the first anniversary of the preceding year's annual meeting. However, because we previously have not held an annual meeting, any stockholder seeking to make a nomination or bring other business before this meeting must provide written notice to our corporate secretary within a reasonable time before we print and mail our proxy materials. We did not receive notice of any proposals during this time period.

AVAILABLE INFORMATION

      We file reports, proxy materials and other information with the Securities and Exchange Commission ("SEC"). These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies also can be obtained by mail from the Public Reference Room at prescribed rates. Please call the SEC at (800) SEC-0330 for further information on the operation of the Public Reference Room. In addition, the SEC maintains an Internet website (www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

                                 STOCK OWNERSHIP

STOCK OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      Based on a review of filings with the Securities and Exchange Commission, the following table shows the amount of common stock beneficially owned (unless otherwise indicated) by (1) persons that beneficially own more than 5.0% of the outstanding shares of our common stock; (2) our directors and each nominee for director; (3) our executive officers; and (4) our directors and executive officers as a group. All information is as of August 15, 2006.

                                                                                      CLASS C, SERIES
                                      COMMON STOCK              CLASS A                   6 VOTING                ALL VOTING
                                     PREFERRED STOCK         PREFERRED STOCK           PREFERRED STOCK              STOCK

NAME OF                          NUMBER          PERCENT     NUMBER       PERCENT     NUMBER       PERCENT       PERCENT OF
BENEFICIAL OWNER                 OF SHARES       OF CLASS    OF SHARES    OF CLASS    OF SHARES     OF CLASS   VOTING SHARES


Ramesh C. Pandey, Ph.D., (1)          20,640 (2)          0%     2,500 (3)        100%   34,152 (4)        100%          20.0%

Stephen F. Burg (5)                5,002,673 (6)       0.36%           --          --           --          --           0.29%

Adesoji Adelaja, Ph.D. (7)         5,017,390 (8)       0.36%           --          --           --          --           0.29%

Col.  (Rtd.)  Bhuwan C.  Pandey
(9)                               38,020,541           2.71%           --          --           --          --           2.17%

Howard Becker (11)                                       --            --          --           --          --              0%

All   Directors  and  Executive
Officers as a Group (5 Persons)   48,061,244           3.41%        2,500        100%       34,152         100%          22.07%


(1) Dr. Pandey's business address is the New Brunswick Technology Center, 100 Jersey Avenue, Building B, Suite 310, New Brunswick, New Jersey 08901.

(2) Includes 500 shares that are presently exercisable options, at $1.50 per share.

(3) Each Class A Preferred Stock share is entitled to 0.3333 votes. Therefore, Dr. Pandey's 2,500 shares of Class A Preferred Stock equal approximately 833 votes. Dr. Pandey owns all of the issued and outstanding shares of Class A Preferred Stock.

(4) Each Class C Series 6 Voting Preferred Stock share is entitled to 10,000 votes. Therefore, Dr. Pandey's 34,152 shares of Class C Series 6 Voting Preferred Stock equal 341,520,000 votes or a 20% voting interest in Xechem. Dr. Pandey owns all of the issued shares of Class C Series 6 Voting Preferred Stock. We are obligated to issue him additional shares of Class C, Series 6 Voting Preferred Stock in such amounts and at such time so that he may maintain his 20% voting interest.

(5) Mr. Stephen Burg's business address is the New Brunswick Technology Center, 100 Jersey Avenue, Building B, Suite 310, New Brunswick, New Jersey 08901.

(6) Includes an option to purchase 5,000,000 shares of common stock granted to Mr. Burg, as a director, which is exercisable at $0.0025 per share.

(7) Dr. Adelaja's business address is the New Brunswick Technology Center, 100 Jersey Avenue, Building B, Suite 310, New Brunswick, New Jersey 08901.

(8) Includes an option to purchase 5,000,000 shares of common stock granted to Dr. Adelaja, as a director, which is exercisable at $0.0025 per share.

(9) Col. Pandey's business address is the New Brunswick Technology Center, 100 Jersey Avenue, Building B, Suite 310, New Brunswick, New Jersey 08901.

(11) Mr. Becker's business address is the New Brunswick Technology Center, 100 Jersey Avenue, Building B, Suite 310, New Brunswick, New Jersey 08901

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based upon a review of filings with the Securities and Exchange Commission and written representation that no other reports were required, we believe that all of our directors, executive officers and persons that beneficially own more than 10.0% of the outstanding shares of our common stock complied during fiscal 2005 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

POLICY WITH RESPECT TO SECTION 162(M)

      Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, unless an appropriate exemption applies, a tax deduction for the company for compensation of certain executive officers named in the Summary Compensation Table will not be allowed to the extent such compensation in any taxable year exceeds $1,000,000. As no executive officer of ours received compensation during 2006 approaching $1,000,000, and we do not believe any executive officer's compensation is likely to exceed $1,000,000 in 2006, we have not developed an executive compensation policy with respect to qualifying compensation paid to our executive officers for deductibility under Section 162(m) of the Code.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON

      No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in any matter to be acted upon at the annual meeting.

                              CORPORATE GOVERNANCE

      Our business is managed under the direction and oversight of our board. The members of our board are Ramesh C. Pandey, Ph.D., Stephen F. Burg and Adesoji Adelaja, Ph.D. According to the NASD Rules, Mr. Burg and Dr. Adelaja are independent directors and Dr. Pandey is not an independent director.

      Dr. Pandey serves as our chairman of the board. The chairman of the board organizes the work of the board and ensures that the board has access to sufficient information to carry out its functions, including monitoring our performance and the performance of our subsidiaries. Dr. Pandey presides over all meetings of the board of directors and stockholders, establishes the agenda for each meeting and oversees the distribution of information to directors. Each director has access to the members of our management team as well as full access to our books and records.

COMMUNICATING WITH DIRECTORS

      Stockholders wishing to communicate with our board and the individual directors may send communications by letter, e-mail or telephone, in care of our corporate secretary who will review and forward the correspondence to the appropriate person or persons for a response.

AUDIT COMMITTEE

      Our board has formed an audit committee comprised of two directors, Stephen F. Burg and Adesoji Adelaja, both of whom are independent. The audit committee was established in May 1995 and reviews with our independent public accountants the scope and timing of their audit services and any other services which they are asked to perform. The accountants report on our financial statements following completion of their audit and our policies and procedures with respect to internal accounting and financial controls. In addition, the audit committee makes annual recommendations to the board of directors for the appointment of independent public accountants for the ensuing year. Mr. Burg is our financial expert serving on the audit committee.

OTHER COMMITTEES

      Our board has formed three additional committees including: a stock option committee, a compensation committee and a nominating committee, as described more fully below.

      The stock option committee is comprised of Ramesh C. Pandey, Stephen F. Burg and Adesoji Adelaja. The stock option committee was established in May 1995 and currently administers our stock option plan and reviews and recommends to the board of directors stock options to be granted.

      The compensation committee is comprised of Stephen F. Burg and Adesoji Adelaja. The compensation committee was established in May 1995 and reviews and recommends to the board of directors the compensation and benefits of all officers of the company and reviews general policy matters relating to compensation and benefits of employees.

      The nominating committee is comprised of Ramesh C. Pandey, Stephen F. Burg and Adesoji Adelaja. Mr. Burg and Dr. Adelaja are independent directors and Dr. Pandey is not an independent director as defined by the NASD Rules. The board will consider candidates recommended by stockholders, directors, officers and other parties for nomination as a director. In evaluating these recommendations, the board will consider its needs and those of the company and evaluate each director candidate in light of, among other things, the candidate's experience and qualifications.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

      Our board has nominated the three individuals set forth below to serve as directors until the next annual meeting of stockholders and until their respective successors are elected and qualified, or until their earlier resignation or removal. Our bylaws provide for three directors. The accompanying proxy will be voted in favor of the following persons to serve as directors unless the stockholder indicates to the contrary on the proxy. We know of no reason why any nominee will be unable to serve if elected. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the board, or the board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the board increases the number of directors, the board may fill the vacancy until the next annual meeting of stockholders. All of the nominees are currently directors of ours. The following gives information, provided by the nominees, about their principal occupation, business, experience and other matters:

     Name                        Age    Title
     Ramesh C. Pandey, Ph.D.     68     Chief Executive Officer, President,
                                        Chief Financial Officer, Chairman of the
                                        Board, Secretary and Treasurer
     Stephen F. Burg             69     Director and Assistant Secretary
     Adesoji Adelaja, Ph.D.      50     Director

      RAMESH C. PANDEY, PH.D., is our founder. He has served as the chief executive officer and president and a director of Xechem Inc. since its formation in 1990, and our chief executive officer, president, and chairman of the board of directors since our formation in February 1994. From 1984 to March 1990, Dr. Pandey was the president and chief scientist of our predecessor, which was a subsidiary of LyphoMed. Dr. Pandey served as a visiting professor at the Waksman Institute of Microbiology at Rutgers University from 1984 to 1986. Dr. Pandey has also served as scientist, consultant, and research associate for several universities and private laboratories. Dr. Pandey has published over eighty articles in professional publications such as the Journal of Antibiotics, the Journal of the American Chemical Society, the Journal of Industrial Microbiology and the Journal of Natural Products. Dr. Pandey is a member of the editorial board of the Journal of Antibiotics and of several professional societies. Dr. Pandey is also a member on the Statewide Advisory Committee of the Board of Managers, New Jersey Agricultural Experiment Station, Rutgers, The State University of New Jersey, in the field of Biotechnology for the term 2002
- June 30, 2007, and the New Jersey Technology Council (NJTC) Life Sciences Advisory board member. From 1999 through March 2002, Dr. Pandey was a board member of the Middlesex County, New Jersey Work Force Investment, and from 1999 to 2001, he was a member of the Advisory Committee for the Science Transfer and Science Technology Program at Middlesex County College, Edison, New Jersey.

      STEPHEN F. BURG, has served as our director since 1996, and our assistant secretary since 1996. From 1986 to the present, Mr. Burg has been the chief executive officer of SB Corporation Consulting, Inc., which offers corporate growth strategies for public and private companies, nationally and internationally. From 1978 to 1986, Mr. Burg was vice president-corporate acquisitions for Evans Products Company and from 1973 to 1978 was corporate director-acquisitions and human services for Jack August Enterprises. Mr. Burg serves as a consultant to various businesses. Mr. Burg is our financial expert on the audit committee.

      ADESOJI ADELAJA, PH.D., became a director in March 2004. He is the John A. Hannah Distinguished Professor in Land Policy and Director of the Land Policy Institute at Michigan State University. He holds joint faculty appointments as professor in the following departments: agricultural economics; geography; and community, agricultural and recreational resource studies. Dr. Adelaja commenced his appointment at MSU on January 1, 2004. Prior to that, he served as the executive dean of agriculture and natural resources, the dean of Cook College, the executive director of the new jersey agricultural experiment station and director of Rutgers Cooperative Extension at Rutgers University.

      RECOMMENDATION OF THE BOARD: The board recommends that you vote "FOR" the election of all three nominees.

DIRECTOR COMPENSATION

      Non-management directors are compensated $500 per day for attendance at each board meeting. All meetings in 2005 were telephonic, and no fees were paid. As of August 15, 2006, there was one three-day meeting and the directors were paid $1,500 each. In addition, two of the directors received consulting fees for services rendered: Mr. Burg received consulting fees during 2006 and 2005 in the amounts of $13,600 and $19,600, respectively, for general business consulting; and Dr. Adelaja received consulting fees in the amount of $4,000 for general consulting in 2005. As of August 15, 2006, he has not been paid any consulting fees in 2006.

MEETINGS OF THE BOARD OF DIRECTORS, AUDIT COMMITTEE AND STOCKHOLDERS

      During fiscal year 2005, our board met eight times and the audit committee met four times, one of which was in person and the other three were by telephone. During 2005, all of our directors attended at least seventy-five percent (75.0%) of the aggregate amount of the meetings of the board and the meetings held by any committee on which they served.

                             AUDIT COMMITTEE REPORT

      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission or incorporated by reference into any other filing we make under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report by reference therein.

      In accordance with its written charter, as amended, the audit committee assists the board in overseeing the company's financial reporting process including evaluating the effectiveness of auditing and financial controls and procedures.

      Management is responsible for the financial reporting process, preparing consolidated financial statements in accordance with generally accepted accounting principles, designing and implementing a system of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for auditing the financial statements. The audit committee is responsible for monitoring and reviewing these procedures and processes. The audit committee is comprised of two independent directors. The members of the audit committee are not professionally engaged in the practice of accounting or auditing. The audit committee relies in part, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm that the financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

      During fiscal 2005, the audit committee met four times, once in person and three times telephonically. During these meetings, the members of the audit committee met with representatives of the members of the company's management and with the company's independent registered public accounting firm, Moore Stephens, P.C. The committee discussed numerous items at these meetings including Moore Stephens, P.C.'s responsibilities to the company under professional standards.

      The audit committee reviewed and discussed with management the company's audited consolidated financial statements as of and for the year ended December 31, 2005. During fiscal 2005, management advised the committee that each set of financial statements reviewed had been prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant account and disclosure issues with the committee. During fiscal 2005, the audit committee also met with Moore Stephens, P.C. to discuss Moore Stephens, P.C.'s audit plan for fiscal year 2005.

      The audit committee also discussed with Moore Stephens, P.C. all of the matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees," including the quality, not just the acceptability, of our accounting principles and the reasonableness of significant estimates and judgments related to amounts and disclosures in the financial statements. The audit committee also obtained a formal written statement from Moore Stephens, P.C., describing all relationships between Moore Stephens, P.C. and the company that might bear on Moore Stephens, P.C.'s independence. The audit committee also discussed any relationships that may have an impact on Moore Stephens, P.C.'s objectivity and independence including a review of audit and non-audit fees and the written disclosures and letter from Moore Stephens, P.C. to the committee pursuant to Independence Standards Board Standard No. 1, "Independence Discussions with the Audit Committees".


      Based on the above-mentioned review and discussions with management and Moore Stephens, P.C., the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

                                          ---------------------------------
                                          The Audit Committee
                                          ---------------------------------

                                          Stephen F. Burg
                                          Adesoji Adelaja, Ph.D.

                                          ---------------------------------

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

      Set forth below is information concerning the compensation for our chief executive officer.

                                    SUMMARY COMPENSATION                   AWARDS

             YEAR                SALARY          BONUS     OTHER ANNUAL        SECURITIES
                                                           COMPENSATION        UNDERLYING
                                                                             OPTIONS/SARS
      Dr. Ramesh Pandey
             2003              $150,000             $0           $1,164               923
             2004              $324,167             $0           $7,429             5,566
             2005              $350,000             $0               $0             3,511


Dr. Pandey receives Class C Series 6 Voting Preferred Stock to maintain a 20% voting interest in Xechem. Each share of Class C Series 6 Voting Preferred Stock is equivalent to 10,000 votes.

      Dr. Pandey was employed pursuant to an employment agreement dated February 1994, which expired on its tenth anniversary. The board of directors approved an increase in his base salary to $250,000 per annum, effective December 2, 2003. On February 18, 2004, the board of directors voted to increase Dr. Pandey's compensation to $350,000 per annum, effective March 1, 2004. A renewed employment agreement has not yet been finalized. It is anticipated that the employment agreement will provide for substantial benefits to Dr. Pandey, including one or more of the following: (i) increased salary on attainment of $1,500,000 of sales per month to a base salary of $500,000; (ii) severance compensation if terminated without cause; (iii) issuance on an evergreen basis of nominally priced stock options designed to retain a 20% equity interest in Xechem, as well as, additional Class C Series 6 Voting Preferred Stock, or an equivalent stock, so that he may maintain a corresponding voting interest in Xechem; (iv) a minority position in the equity of Xechem Nigeria; (v) a royalty payment for sales of product by us and our subsidiaries, including Xechem Nigeria; and (vi) issuance of a minority ownership interest in Xechem India, which presently has no independent operations other than providing raw materials, personnel and facilities to us. The employment agreement is subject to negotiation, documentation and board approval. Dr. Pandey was also entitled to acquire voting stock equal to 20% of the outstanding voting stock issued through December 2003, and we have continued this practice since such date. We issued 680 additional shares to bring his percentage of voting stock to 20% as of December 31, 2003. We also issued 5,566 additional shares to bring his ownership percentage of voting stock to 20% as of December 31, 2004. We issued 3,511 shares in 2005, bringing his Class C Series 6 Preferred Stock total to 10,000 shares or 100,000,000 voting share equivalents. In 2006, we issued 24,152 shares to equal 241,520,000 voting share equivalents.

      Col. Pandey negotiated an employment agreement which provides: an annual salary of $250,000, an option to purchase 20,000,000 shares of our common stock, and customary vacation, severance, health and other benefits, which agreement is subject to board approval.

      The terms of Howard Becker's employment agreement are currently being finalized. He is currently receiving a salary of $240,000 per year. It is anticipated that Mr. Becker's employment agreement will include nominally priced options, customary vacation, severance, health and other benefits.

EXECUTIVE OFFICERS

      The board of directors annually elects our executive officers. These officers may be terminated at any time. Listed below is information about our executive officers, except for Dr. Pandey whose biography is included above.

      COL. BHUWAN CHANDRA PANDEY, 65, is our vice president of international operations. He joined our subsidiary, Xechem India Pvt. Ltd., in 1993 as the managing director and member of the board of directors. Col. Pandey joined Xechem Pharmaceuticals Nigeria Ltd. on its inception in 2002 where he served as general manager. He is also a non-voting member of the board of directors of Xechem Pharmaceuticals Nigeria Ltd. and Xechem India Pvt. Ltd. A graduate from India Military Academy, he has a distinguished career in the Armed Forces of sovereign Republic of India. He served with the coveted regiment of Gorkhas, was awarded the PURPLE HEART and was recognized by the President of India and awarded the Army Medal (Sena Medal) for valour and selfless devotion to duty beyond the call and nature of service.

      HOWARD BECKER, 47, is our vice president of operations. For approximately one year prior to his appointment, he served as our consultant. Before joining us, Mr. Becker served as a business consultant to a variety of companies through his private consulting firm. Mr. Becker is also a licensed attorney and practiced law for eighteen years in New York City, specializing in business reorganizations and corporate restructuring, including ten years at Kaye, Scholer, Fierman, Hays & Handler, LLP. He was also associated with Skadden, Arps, Slate, Meagher & Flom, LLP and Milbank, Tweed, Hadley & McCloy, LLP. His appointment is subject to finalization of the negotiation and documentation of his employment agreement and board approval.

STOCK OPTION GRANTS

      Effective December 1993, our sole stockholder approved the Share Option Plan (the "Plan"), which we assumed, providing for the issuance to employees, consultants, and directors of options to purchase up to 12,600,000 (pre-split) shares of common stock. The Plan provides for the grant to employees of incentive stock options ("ISOs") and non-qualified stock options. On November 20, 2002 the Board of Directors increased the number of options available to 300,000,000 (pre-split) shares.

      The Plan was administered by our stock option committee established in May 1995 comprised of three members of the board of directors which has the power to determine eligibility to receive options and the terms of any options granted, including the exercise or purchase price, the number of shares subject to the options, the vesting schedule, and the exercise period. The exercise period of all ISOs granted under the Plan must be at least equal to the fair market value of our shares of common stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of our outstanding capital stock, the exercise price of any ISO granted must equal at least 110% of the fair market value on the grant date and the maximum exercise period of the ISO must not exceed five years. The exercise period of any other options granted under the Plan may not exceed 11 years (10 years in the case of ISOs).

      The Plan was terminated in December 2003, ten years after the date it was first approved, though awards made prior to termination may expire after that date, depending on when they were granted. As of December 31, 2003, we have granted options under the Plan to purchase 53,741 (post-split) shares of common stock, with 46,779 (post-split) shares still outstanding under the Plan as of December 31, 2005.

      Our directors in 2006 approved the 2006 Stock Award Plan calling for the issuance of options, restricted stock or other equity based compensation awards, equivalent to 150,000,000 shares of our common stock upon the 2006 plan's ratification by our stockholders. It is expected that a substantial portion of these options will be allocated to existing management and other persons assisting us in our endeavors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      We currently receive our supplies of plant extracts from India through informal collaborative relationships. Dr. Pandey and his brothers incorporated a corporation in India (Xechem India), which was established to formalize such relationships by obtaining contracts for dependable supplies of plants and other raw materials. Based on its discussions with Indian sources for such materials, we believed that an Indian corporation would obtain such contracts on significantly better terms than would a United States-based corporation. Xechem India may also conduct certain research, manufacturing, and marketing activities in India. In 1998, as a contribution to our capital, Dr. Pandey transferred his 66-2/3% interest in Xechem India to us for no consideration other than reimbursement of amounts Dr. Pandey advanced for organizational expenses (approximately $5,000). Dr. Pandey's brothers own the remaining equity in Xechem India.

      Effective June 25, 1996, an entity wholly-owned by Dr. Pandey became a member of Vineyard Productions, L.L.C., which in June 1994 acquired the building in which we lease our offices. Prior to making the investment, Dr. Pandey informed the board of directors of the opportunity for such investment, and the board determined that it was not interested and approved Dr. Pandey making the investment.

      We entered into a new five-year lease, which commenced on July 1, 2002. Rent expense amounted to approximately $177,000 for the year ended December 31, 2005. At December 31, 2005, we owed rental payments to the lessor totaling approximately $278,500 and a security deposit of $26,000. Upon payment of the security deposit, the old rental payments equal $52,000. As of December 31, 2005, $15,000 was still due to the landlord for failure to perform certain obligations under the agreement.

      We owe Dr. Pandey, Chairman of the Board, CEO and CFO $728,000 as of December 31, 2005. Dr. Pandey loaned us $125,000 in the aggregate, which amounts were loaned at various times and in various amounts over the course of the last six years. The Pandey loan bears interest at 8% per annum. The Pandey loan has accrued interest of $219,000 as of December 31, 2005. We also owe Dr. Pandey accrued salary of $384,000 as of December 31, 2005.

      We owe two notes payable to Dr. Renuka Misra, director of our Natural Products division for $298,000 and $150,000 dated August 23, 2005 and November 1, 2005, respectively. The notes bear interest at the rate of 12% and are renewable one year renewable notes.

      We received a loan from Beverly Robbins, a sales and marketing representative totaling $190,000 and $200,000 dated April 1, 2005 and July 5, 2005, respectively. The notes bear interest at the rate of l0% and are renewable one year notes,

      In 2003, we issued convertible notes in the amount of $48,000 to members of Dr. Pandey's family. In 2005, three new notes in the amount of $85,000 were issued to the Pandey family members. In 2005, the notes were restructured to provide for l0%-12% interest, and one year renewable due dates. All noteholders were granted options, in the aggregate to purchase 6,760,000 shares of common stock at $0.0l-$0.0135 per share. In addition, certain noteholders were issued 360,000 shares of our common stock. Noteholders may convert principal and accrued interest to shares of common stock at the option price.

      Interest expense for related parties totaled approximately $95,000 for the years ended December 31, 2005.

      In the period from January 1, 2006 through May 31, 2006, our chief executive officer agreed to deliver a series of convertible debt instruments in the aggregate principal amount of approximately $712,138, together with warrants, subject to board approval, which approval has not yet been granted. It is anticipated that the notes will bear interest at the rate of 8% to 12%, and be convertible into shares of common stock at a rate from $0.005 to $0.0253, for a total conversion of approximately 108,242,924 shares (excluding interest conversion figures). We anticipate issuing to these lenders warrants to purchase 51,936,000 shares of our common stock, exercisable from $0.005 to $0.0253 per share, as part of the consideration for the funding of the loans.

      In the three month period ended June 30, 2006, a former employee converted $35,000 in deferred compensation to a loan and four loans totaling $157,000 were received from related parties for six months to one year with an interest rate of 8% to 12%. The individuals also received five year stock options to purchase a total of 14,850,000 shares of common stock at prices ranging from $0.005 to $0.0253 per share. The monies were advanced by the lenders in anticipation of receipt of the board approval. Of the proposed lenders, five of the fourteen are relatives of an affiliate, and all have had preexisting relationships with us. There will be no commissions payable in connection with any of the proposed placements.

      As of June 30, 2006, we had accrued interest totaling $15,800 and $253,000, for the six months and cumulatively, to the related parties.

      On March 18, 2004, the board of directors granted to each of Stephen Burg and Adesoji Adelaja, directors of ours, a ten year option to purchase 5,000,000 shares of common stock at $0.0025 per share. In 2006, the board determined to have the options vest immediately.

      We have agreed to provide to Dr. Pandey the amount of voting stock necessary for him to maintain 20% of the outstanding voting stock of our company. On December 31, 2005, we issued Dr. Pandey 3,511 shares of Class C, Series 6 Voting Preferred Stock, so that he may maintain his 20% voting interest. The shares were issued to Dr. Pandey at par value. Each share of Class C, Series 6 Voting Preferred Stock is equivalent to 10,000 shares of voting stock, but has no economic rights other than to be redeemed at par or to participate pro rata with common stock. On August 15, 2006, we issued Dr. Pandey 24,152 shares of Class C Series 6 Voting Preferred Stock in order to bring his voting interest to 20%. He now owns 34,152 shares of Class C, Series 6 Voting Preferred Stock, which is the equivalent of 341,520,000 voting shares.

      In April 2005, Dr. Pandey  transferred  100% of the ownership  interest of
Xechem   Nigeria,   which  he  held  as  nominee   for  the  benefit  of  Xechem
International, Inc. to Xechem International, Inc.

           PROPOSAL NO. 2 - RATIFY APPOINTMENT OF MOORE STEPHENS, P.C.

      The audit committee has selected Moore Stephens, P.C. to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2006. We are asking our stockholders to ratify the selection even though your approval is not required. Further, even if you do not approve the selection of Moore Stephens, P.C., we will not replace them for this fiscal year due to the added expense and delay that would result from replacing them and selecting a new firm. Instead, the audit committee will consider the negative vote as a direction to consider a different firm next year.

      Representatives of Moore Stephens, P.C. will attend the annual meeting. These representatives will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate stockholder questions.

      RECOMMENDATION OF THE BOARD: The audit committee recommends that you vote "FOR" the appointment of Moore Stephens, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The following presents fees for professional services rendered by Moore Stephens, P.C. for the audit of our annual financial statements for the fiscal year ended December 31, 2005 and the annual financial statements for the fiscal year ended December 31, 2004, together with fees for audit-related services and tax services rendered by Moore Stephens, P.C. for the fiscal years ended December 31, 2005 and 2004, respectively.

DESCRIPTION                                   FISCAL YEAR ENDED
                                                 DECEMBER 31
                                       2005                 2004
                                       ----                 ----

Audit Fees                            $60,000              $35,500
Audit-related fees                     19,500               19,500
Tax fees(1)                             7,500                6,500
All other fees                         10,912               10,412
                                      -------              -------
TOTAL                                 $97,912              $71,912
                                      =======              =======

--------------
(1) Tax fees are comprised of tax compliance fees.

APPROVAL OF SERVICES AND FEES

      Our audit committee has reviewed and approved all of the fees charged by Moore Stephens, P.C., and actively monitors the relationship between audit and non-audit services provided by Moore Stephens, P.C. The audit committee concluded that all services rendered by Moore Stephens, P.C. during the years ended December 31, 2005 and 2004, respectively, were consistent with maintaining Moore Stephens, P.C.'s independence. Accordingly, the audit committee has approved all of the services provided by Moore Stephens, P.C. As a matter of policy, the company will not engage its primary independent registered public accounting firm for non-audit services other than "audit related services," as defined by the SEC, certain tax services and other permissible non-audit services as specifically approved by the chairperson of the audit committee and presented to the full committee at its next regular meeting. The policy also includes limits on hiring partners of, and other professionals employed by, Moore Stephens, P.C. to ensure that the SEC's auditor independence rules are satisfied.

      Under the policy, the audit committee must pre-approve all services provided by the company's independent registered public accounting firm and the fees charged for these services including an annual review of audit fees, audit related fees, tax fees and other fees with specific dollar value limits for each category of service. During the year, the audit committee will periodically monitor the levels of fees charged by Moore Stephens, P.C. and compare these fees to the amounts previously approved. The audit committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the chairperson of the audit committee for approval.

      Effective December 1993, our sole stockholder approved the Share Option Plan (the "Plan"), which we assumed, providing for the issuance to employees, consultants, and directors of options to purchase up to 12,600,000 (pre-split) shares of Common Stock. The Plan provides for the grant to employees of incentive stock options ("ISOs") and non-qualified stock options. On November 20, 2002 the Board of Directors increased the number of options available to 300,000,000 (pre-split) shares.

      The Plan was administered by a Stock Option Committee established in May 1995 comprised of three members of the board of directors which has the power to determine eligibility to receive options and the terms of any options granted, including the exercise or purchase price, the number of shares subject to the options, the vesting schedule, and the exercise period. The exercise price of all ISOs granted under the Plan must be at least equal to the fair market value of our shares of common stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of our outstanding capital stock, the exercise price of any ISO granted must equal at least 110% of the fair market value on the grant date and the maximum exercise period of the ISO must not exceed five years. The exercise period of any other options granted under the Plan may not exceed 11 years (10 years in the case of ISOs).

      The Plan was terminated in December 2003, ten years after the date it was first approved, though awards made prior to termination may expire after that date, depending on when granted. As of December 31, 2003, we granted options under the Plan to purchase 53,741 (post-split) shares of Common Stock, with 46,779 (post-split) shares still outstanding under the Plan as of December 31, 2005.

      A new long term incentive program was adopted by our board of directors in 2006 calling for the issuance of options, restricted stock or other equity based compensation awards, equivalent to 150,000,000 shares of our common stock. Subject to the 2006 Plan's ratification by our stockholders it is expected that a substantial portion of these options will be allocated to existing management and other persons assisting us in our endeavors.

AGGREGATE OPTION EXERCISES IN FISCAL 2005 AND FISCAL YEAR-END OPTION VALUES

      The following table provides information on option exercises during the year ended December 31, 2005 by the directors and executive officers of Xechem and the value of such parties' unexercised stock options as of December 31, 2005.

      No options were granted during the fiscal year ended December 31, 2005 to our executive officer and directors.

                                               Number of Securities Underlying    Value of Unexercised In-the-Money
                                                                                                                   -
                                               Unexercised Options at 12/31/05         Options at 12/31/05 (1)
                                               -------------------------------         -----------------------
                     Shares         Value
                  Acquired on     Realized
Name              Exercise (#)       ($)       Exercisable      Unexercisable       Exercisable      Unexercisable
----              ------------       ---       -----------      -------------       -----------      -------------
Ramesh C.            3,511           $0            500                0                 $0                $0
Pandey, Ph.D.
(2)

Stephen F.             0             $0         5,002,673             0               $57,500             $0
Burg(3)

Adesoji                0             $0         5,000,000             0               $57,500             $0
Adelaja (4)


(1) Represents the excess, if any, of the closing price of the common stock as quoted on the OTC Bulletin Board on December 31, 2005 ($0.014), over the exercise price of the options, multiplied by the corresponding number of underlying shares.

(2) Class C, Series 6 Voting Preferred Stock, par value $.00001 per share, representing 10,000 votes per share.

(3) Mr. Burg holds an option to purchase 5,000,000 shares of our common stock at $0.0025 per share.

(4) Dr. Adelaja holds an option to purchase 5,000,000 shares of our common stock at $0.0025 per share.

             PROPOSAL NO. 3 - APPROVAL OF THE 2006 STOCK AWARD PLAN

      The board of directors has adopted the 2006 Stock Award Plan, a copy of which is attached hereto as Annex A. The board has reserved 150,000,000 shares of common stock for issuance under the 2006 Stock Award Plan. The following is a summary of the 2006 Stock Award Plan, however, this summary is not a complete description of all of the provisions.

2006 STOCK AWARD PLAN

      In July 2006, our board of directors adopted the 2006 Stock Award Plan, or 2006 Plan, subject to stockholder approval.

      Purpose; Eligibility

      The 2006 plan provides for grants of incentive and nonqualified stock options, stock appreciation rights, restricted stock, stock units, bonus stock and other stock related awards and performance awards that may be settled in cash, stock, or other property. The purpose of the 2006 Plan is to assist us in attracting, motivating, retaining, and rewarding high-quality executives and other employees, officers, directors, and consultants. Accordingly, our employees, officers, directors and consultants and those of our affiliates are eligible to receive awards under the 2006 Plan, except that only our employees and employees of our qualifying parent and subsidiary corporations may receive grants of incentive stock options.

      Shares Available for Issuance

      The total number of shares of our common stock that may be subject to awards under the 2006 Plan is 150,000,000 shares, which may consist, in whole or part, of authorized and unissued treasury shares. This share limit applies both to shares delivered and share-based awards under the 2006 Plan that are settled in cash. Subject to limitations imposed by law on incentive stock options, (i) shares subject to awards under the 2006 Plan that are forfeited, expire, terminate, are repurchased by us or are settled for cash, in any case without the issuance of shares, shall become available for grant (or re-grant) under the 2006 Plan, and (ii) to the extent that our shares are used to satisfy exercise price, payment or withholding tax obligations arising in connection with awards under the 2006 Plan, such shares shall become available for grant (or re-grant) under the 2006 Plan.

      Administration

      Our stock option committee administers the plan subject to our board's power to re-vest such authority in itself at any time. Our board has delegated administration of the plan to our stock option committee, which is comprised of Dr. Pandey, Mr. Burg and Dr. Adelaja. Together, our board of directors and the stock option committee are referred to herein as the "plan administrator." Subject to the terms of the 2006 Plan, the plan administrator has broad discretion to select participants, determine the types, terms and conditions of awards, prescribe forms, amend, suspend or terminate the 2006 Plan and make all other determinations that may be necessary or advisable for the administration of the plan.

      Awards

      The plan administrator is authorized to grant both incentive stock options and nonqualified stock options, as well as stock appreciation rights which entitle participants to receive the appreciation in our common stock between the grant date and the exercise date of the stock appreciation right. The plan administrator determines the exercise price per share subject to an option and the grant price of a stock appreciation right. However, the per share exercise price of an incentive stock option(1) and the per share grant price of a stock appreciation right must not be less than 100% of the fair market value of a share of our common stock on the grant date. Furthermore, the exercise price of incentive stock options granted to an owner of more than 10% of the combined voting power of our stock (or that of certain of our parent or subsidiary corporations) must not be less than 110% of the fair market value of a share of our common stock on the grant date and such options must not have a term in excess of five years. The plan administrator will also set forth in a written agreement the maximum term of each option or stock appreciation right, the times and methods by which each stock option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised stock options or stock appreciation rights on or following termination of employment or service. No stock option or stock appreciation right may have a term exceeding 10 years. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options may become exercisable for the first time by an employee in any calendar year may not exceed $100,000; any excess will be treated as a nonqualified stock option. The plan administrator may also grant stock options that are exercisable prior to vesting for unvested shares of common stock, subject to certain repurchase rights in our favor.

      The plan administrator is authorized to grant restricted stock awards comprised of shares of our common stock which, for a specified period or subject to the attainment of specified performance goals, may not be sold or disposed of and which may be forfeited in the event of certain terminations of employment or service or upon the failure to attain applicable performance goals. Subject to the foregoing, a participant granted restricted stock generally has all of the rights of one of our stockholders. The plan administrator may also grant stock unit awards to participants, which are rights to receive shares of our common stock, cash, or a combination thereof at the end of a specified time period and which may be subject to the same service requirements and/or performance goals as restricted stock. Stock units carry no voting, dividend or other stockholder rights prior to satisfaction of applicable service or performance requirements and subsequent delivery of any shares underlying such awards. The plan administrator may grant other stock-based awards, including bonus stock, dividend equivalents and other awards linked to the value of our common stock, which awards may be subject to such terms, conditions, restrictions and vesting requirements as the plan administrator may determine.

--------------------------

(1) This disclosure is accurate, but the plan should provide that all options (not just ISOs) must be granted at 100% of FMV in light of 409A requirements.

      Performance Awards

      The Compensation Committee may grant awards to employees who are or may be "covered employees," as defined in Section 162(m) of the Code, that are intended to be performance-based awards within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax purposes. Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the Compensation Committee for the period are satisfied, as determined by the Compensation Committee in writing. These pre-established performance goals must be based on one or more of the following performance criteria: (i) total stockholder return, (ii) total stockholder return compared to total return (on a comparable basis) of a publicly available index; (iii) net income; (iv) pretax earnings; (v) earnings before interest expense, taxes, depreciation, and amortization; (vi) pretax operating earnings; (vii) operating margin; (viii) earnings per share; (ix) return on equity; (x) return on capital; (xi) return on investment; (xii) operating earnings; (xiii) cash flow from operations; and (xiv) ratio of debt to stockholders' equity. In granting performance awards, the plan administrator may establish unfunded award "pools,' the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of the business criteria described in the plan. During the first 90 days of a performance period, the plan administrator will determine who will potentially receive performance awards for that performance period, either out of the pool or otherwise. With regard to a particular performance period, the Compensation Committee shall have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the Compensation Committee may reduce or eliminate (but not increase) the award. The Compensation Committee has discretion to determine whether a performance award will be paid or forfeited if a participant's employment terminates prior to the end of the performance period. The 2006 Plan and awards thereunder are intended to be exempt from the application of Section 162(m) of the Code until the expiration of our "reliance period" (within the meaning of Section 162(m) of the Code).

      Other Terms of Awards

      Awards under the 2006 Plan may be settled in the form of cash, shares of our common stock, other awards or other property in the discretion of the plan administrator. The plan administrator may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the plan administrator may establish and subject to the requirements of Section 409A of the Code, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The plan administrator is authorized to place cash, shares of our common stock, or other property in trusts or make other arrangements to provide for payment of our obligations under the plan. The plan administrator may condition any payment relating to an award on the satisfaction of withholding tax obligations.

      Change in Control; Corporate Transaction; Change in Capitalization

      In connection with a "change of control" (as defined in the 2006 Plan), the plan administrator may, in its discretion, accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any award and may, in its discretion, deem any applicable performance goals relating to any performance-based award to be satisfied. In the event of a "corporate transaction" (as defined in the 2006 Plan, which may or may not constitute a change of control), if the surviving entity does not assume or substitute equivalent awards for those outstanding under the 2006 Plan, the plan administrator may, in its discretion and without the consent of the participant, either (i) accelerate the vesting and exercisability (as applicable) of all awards in full or as to some percentage of the awards to a date prior to the effective date of the corporate transaction; (ii) provide that any reacquisition or repurchase rights associated with an award will lapse or assign any such rights to a successor entity; or (iii) provide for a cash payment in exchange for the termination of an award or any portion of an award where such cash payment is equal to the fair market value of the shares that the participant would receive if the award were fully vested and exercised as of such date, less any applicable exercise price.

      Upon a change in our capitalization that affects our common stock, such as a dividend, recapitalization, reorganization, spin--off, combination or other similar corporate transaction or event, the plan administrator has broad discretion to adjust the 2006 Plan and awards outstanding thereunder, including but not limited to adjustments to the number and type of shares subject to awards and the exercise or purchase price of awards, as appropriate in order to prevent dilution or enlargement of the rights of participants and to preserve intended performance targets, provided that no such adjustments cause any awards to cease to qualify as "performance-based compensation" under Section 162(m) of the Code.

      Amendment and Termination

      Our board of directors may amend, alter, suspend, discontinue, or terminate the plan without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Unless earlier terminated by our board of directors, the plan will terminate on the earlier of (i) 10 years after its adoption by our board of directors or (ii) such time as no shares of our common stock remain available for issuance under the plan and we have no further rights or obligations with respect to outstanding awards under the plan.

      Federal Income Tax Consequences of Awards

      With respect to nonqualified stock options, we are generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of a share of our common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon the exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

      The current federal income tax consequences of other awards authorized under the 2006 Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the participant elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income, subject to Code Section 162(m) with respect to covered employees, when such limitations become applicable.

      RECOMMENDATION OF THE BOARD: The board recommends that you vote "FOR" approval of the 2006 Stock Award Plan.

    PROPOSAL NO. 4 - APPROVAL OF INCREASE IN THE NUMBER OF AUTHORIZED SHARES

REASONS FOR AND GENERAL EFFECT OF THE PROPOSED AMENDMENT

      We are proposing this amendment to our Certificate of Incorporation to allow us to have available sufficient shares of Common Stock for issuance in connection with the exercise of outstanding options (the "Options") and warrants (the "Warrants") to purchase our Common Shares, to issue upon exercise of outstanding convertible debentures (the "Debentures") and convertible notes (the "Notes") and in connection with obtaining additional capital. Our Certificate of Incorporation presently authorizes us to issue up to 2,000,000,000 shares consisting of 1,950,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock. If this Resolution is adopted, 3,050,000,000 additional shares of common stock will be available for issuance by the board of directors without any requirement of further stockholder approval. The Certificate of Amendment would not affect the authorized number of shares of preferred stock, which will remain at 50,000,000. The additional shares of common stock we are seeking authorization for may be used for such corporate purposes as the board of directors may determine from time to time to be necessary or desirable. In addition to the common stock we expect to issue upon exercise of the options and the warrants, and conversion of debentures and the notes in the approximate amount of 785,700,000 shares (excluding any future issuances to Dr. Pandey), the issuance of additional shares to provide additional funds for working capital and acquisitions of other businesses. We do not know when, if at all, we may issue any additional shares of common stock or the number of shares of common stock that we might issue in such transactions. However, it is likely that the amount of common stock that we would issue in any such offering would exceed the number of shares of common stock presently authorized under our Certificate of Incorporation. The board of directors believes it desirable that we have the flexibility to be able to issue additional shares without Stockholder approval. Stockholders have no preemptive rights to purchase any shares. We may issue additional shares at such times and under such circumstances as to have a dilutive effect on earnings per share and on the equity ownership of present Stockholders.

      Our board of directors believes that the authorized number of shares of common stock should be increased to provide the board of directors with the ability to issue additional shares of common stock to satisfy our contractual obligations and for the other potential corporate purposes described above, without having to incur the delay and expense incident to holding a special meeting of the stockholders to approve an increase in the authorized shares of common stock at that time.

      The authorization of the additional shares of common stock by this proposal would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, but, to the extent that the additional authorized shares are issued in the future, it will decrease existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to existing stockholders and have a negative effect on the trading price of our common stock. Because the common stock issuable in conjunction with the Convertible Notes may prove to be at a discount to the trading price, all common stock issued upon conversion of the Convertible Notes will be dilutive to existing stockholders on the market capitalization basis. Under the Restated Certificate of Incorporation, stockholders do not have preemptive rights with respect to the issuance of shares of common stock, which means that current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership of common stock.

OTHER CONSIDERATIONS

      The increase in the number of authorized shares of common stock could have unintended effects. For example, if our board of directors issues additional shares in the future, such issuance could dilute the stock ownership and voting power of, or increase the cost to, a person seeking to obtain control of the company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or other extraordinary transaction. To the extent that it impedes any such attempts, the Certificate of Amendment may serve to perpetuate our management. The Certificate of Amendment is not being proposed in response to any known effort or threat to acquire control of the company and is not part of a plan by management to adopt a series of amendments to the Restated Certificate of Incorporation and our bylaws that would thwart such efforts.

      RECOMMENDATION  OF THE BOARD: The board recommends that you vote "FOR" the
amendment  to  our  Certificate  of   Incorporation,   including  any  necessary
conforming changes thereto.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      None of our officers or employees, or the officers or employees of our subsidiaries, participated in the deliberations of our board of directors concerning executive officer compensation. In addition, during the last fiscal year, none of our executive officers served as a director or a member of the compensation committee of any entity that has one or more executive officers serving as a member of our board of directors.

                              STOCKHOLDER PROPOSALS

      We have not received any stockholder proposals for inclusion in this year's proxy statement. Any stockholder intending to present a proposal for action by the stockholders at an annual meeting must provide, among other things, written notice to Howard Becker, vice-president operations. Securities and Exchange Commission Rule 14A-8 requires that notice of a stockholder proposal requested to be included in our proxy materials pursuant to that Rule must generally be furnished to our corporate secretary not later than 120 days prior to the anniversary date of our proxy statement for the previous year's annual meeting. For our annual meeting to be held in 2007, stockholder proposals to be considered for inclusion in the proxy statement under Rule 14A-8 must be received by Howard Becker no later than a date that will be determined prior to the next annual meeting, expected to be held in late October, 2007.

      All stockholder proposals should be submitted in writing and addressed to Howard Becker, vice president-operations, at the New Brunswick Technology Center, 100 Jersey Avenue, Building B, Suite 310, New Brunswick, New Jersey 08901.

               ==================================================

                  YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF
                       PROXIES WILL SAVE US THE EXPENSE OF
                      FURTHER REQUESTS FOR PROXIES. PLEASE
                    PROMPTLY MARK, SIGN, DATE AND RETURN THE
                    ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

               ==================================================

                                                                         ANNEX A

                           XECHEM INTERNATIONAL, INC.
                              2006 STOCK AWARD PLAN

ARTICLE I
                                     PURPOSE

      The purpose of this 2006 Stock Award Plan (the "Plan") is to assist Xechem International, Inc. (the "Company") and its Related Entities in attracting, motivating, retaining, and rewarding high-quality Employees, officers, Directors, and Consultants by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under
Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Compensation Committee (or any successor committee) of the Board.

ARTICLE II
                                   DEFINITIONS

      For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

      "Applicable Laws" means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules and regulations of any stock exchange upon which the Common Stock is listed, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

      "Award" means any award granted pursuant to the terms of this Plan including, an Option, Stock Appreciation Right, Restricted Stock, Stock Units, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

      "Beneficiary" means the person, persons, trust, or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Plan Administrator to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10.2 hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

      "Beneficial Owner," "Beneficially Owning," and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.


                                    Annex A-1

      "Board" means the Company's Board of Directors.

      "Cause" shall, with respect to any Participant, have the equivalent meaning (or the same meaning as "cause" or "for cause") set forth in any employment agreement between the Participant and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (i) the failure by the Participant to perform his or her duties as assigned by the Company (or a Related Entity) in a reasonable manner, (ii) any violation or breach by the Participant of his or her employment agreement with the Company (or a Related Entity), if any, (iii) any violation or breach by the Participant of his or her confidential information and invention assignment agreement with the Company (or a Related Entity), if any, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (v) any material violation or breach by the Participant of the Company's or a Related Entity's policy for employee conduct, if any, (vi) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (vii) use of alcohol, drugs, or other similar substances affecting the Participant's work performance, or (viii) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company. The good faith determination by the Plan Administrator of whether the Participant's Continuous Service was terminated by the Company for "Cause" shall be final and binding for all purposes hereunder.

      "Change in Control" means and shall be deemed to have occurred on the earliest of the following dates:

            (i) the date on which any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) obtains, after the date this Plan is adopted by the Board, "beneficial ownership" (as defined in Rule 13d-3 of the Exchange Act) or a pecuniary interest in more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities ("Voting Stock");

            (ii) the consummation of a merger, consolidation, reorganization, or similar transaction other than a transaction: (1) in which substantially all of the holders of the Company's Voting Stock hold or receive directly or indirectly fifty percent (50%) or more of the voting stock of the resulting entity or a parent company thereof, in substantially the same proportions as their ownership of the Company immediately prior to the transaction; or (2) in which the holders of the Company's capital stock immediately before such transaction will, immediately after such transaction, hold as a group on a fully diluted basis the ability to elect at least a majority of the directors of the surviving corporation (or a parent company);

            (iii) there is consummated a sale, lease, exclusive license, or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license, or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license, or other disposition; or


                                    Annex A-2

            (iv) individuals who, on the date this Plan is adopted by the Board, are Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Directors; provided, however, that if the appointment or election (or nomination for election) of any new Director was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

For purposes of determining whether a Change in Control has occurred, a transaction includes all transactions in a series of related transactions, and terms used in this definition but not defined are used as defined in the Plan. The term Change in Control shall not include a sale of assets, merger, or other transaction effected exclusively for the purpose of changing the domicile of the Company.

      Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

      "Committee" means a committee designated by the Board to administer the Plan.

      "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

      "Continuous Service" means uninterrupted provision of services to the Company as an Employee, a Director, or a Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, as either an Employee, a Director, or a Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity as either an Employee, a Director, or a Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

      "Corporate Transaction" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

            (i) a sale, lease, exclusive license, or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

            (ii) a sale or other disposition of more than twenty percent (20%) of the outstanding securities of the Company; or


                                    Annex A-3

            (iii)  a   merger,   consolidation,   reorganization,   or   similar
      transaction, whether or not the Company is the surviving corporation.

      "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 7(d) of the Plan.

      "Director" means a member of the Board or the board of directors of any Related Entity.

      "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Plan Administrator. Notwithstanding the foregoing, for Awards subject to
Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code to the extent necessary for such Award to comply with Section 409A.

      "Dividend  Equivalent"  means a  right,  granted  to a  Participant  under
Section 6.7 hereof, to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

      "Effective Date" means the effective date of this Plan, which shall be the date this Plan is adopted by the Board, subject to the approval of the stockholders of the Company.

      "Eligible Person" means all Employees (including officers), Directors, and Consultants of the Company or of any Related Entity. The foregoing notwithstanding, only employees of the Company, the Parent, or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

      "Employee" means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

      "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

      "Fair Market Value" means, unless otherwise required by any applicable provision of the Code or any regulation thereunder (a) the fair market value of Stock, Awards, or other property as determined by the Plan Administrator, or under procedures established by the Plan Administrator, and (b) unless otherwise determined by the Plan Administrator, the Fair Market Value of Stock as of any given date, after which the Stock is publicly traded on a stock exchange or market, shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.


                                    Annex A-4

      "Incentive Stock Option" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

      "Non-Employee Director" means a Director of the Company who is not an Employee.

      "Option" means a right granted to a Participant under Section 6.2 hereof, to purchase Stock or other Awards at a specified price during specified time periods.

      "Other Stock-Based Awards" means Awards granted to a Participant pursuant to Section 6.8 hereof.

      "Parent" means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing fifty percent (50%) or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

      "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

      "Performance  Award"  means a right,  granted to an Eligible  Person under
Section 7 hereof, to receive Awards based upon performance criteria specified by the Plan Administrator.

      "Person" has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 12(d) thereof.

      "Plan Administrator" means the Board or any Committee delegated by the Board to administer the Plan.

      "Related Entity" means (a) any Parent, (b) any Subsidiary, (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company, and (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company, provided that the Stock subject to any Award constitutes "service recipient stock" for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

      "Restricted Stock" means Stock granted to a Participant under Section 6.4 hereof, that is subject to certain restrictions and to a risk of forfeiture.

      "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.


                                    Annex A-5

      "Shares" means the shares of the Company's Common Stock, and the shares or such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10.3 hereof.

      "Stock" means the Company's Common Stock, and such other securities as may be substituted (or resubstituted) for the Company's Common Stock pursuant to
Section 10.3 hereof.

      "Stock Appreciation Right" means a right granted to a Participant pursuant to Section 6.3 hereof.

      "Stock Unit" means a right,  granted to a Participant  pursuant to Section
6.5 hereof, to receive Shares, cash or a combination thereof at the end of a specified period of time.

      "Subsidiary" means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                  ARTICLE III
                                 ADMINISTRATION

Section 3.1 Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in
Section 3.3.

Section 3.2 Powers of Board. The Board shall have the power, subject to, and within the limitations of,

the express provisions of the Plan:

            (a) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to an Award; and the number of Shares with respect to which an Award shall be granted to each such person.

            (b) To construe and interpret the Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission, or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

            (c) To amend the Plan or an Award as provided in Section 10.5.

            (d) To terminate or suspend the Plan as provided in Section 10.5.

            (e) To effect, at any time and from time to time, (1) the reduction of the exercise price of any outstanding Award under the Plan, if any, (2) the cancellation of any outstanding Award and the grant in substitution therefor of (A) a new Award under the Plan or another equity plan of the Company covering the same or a different number of Shares, (B) cash and/or
      (C) other valuable consideration (as determined by the Board, in its sole discretion), or (3) any other action that is treated as a repricing under generally accepted accounting principles.


                                    Annex A-6

(f) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

Section 3.3       Delegation to Committee.

            (a) General. The Board may delegate administration of the Plan to a Committee or Committees of two (2) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

            (b) Section 162(m) and Rule 16b-3 Compliance. In the discretion of the Board, the Committee may consist solely of two or more "Outside Directors", in accordance with Section 162(m) of the Code, and/or solely of two or more "Non-Employee Directors", in accordance with Rule 16b-3. In addition, the Board or the Committee may delegate to a committee of two or more members of the Board the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (c) not then subject to
      Section 16 of the Exchange Act.

      Section 3.4 Effect of Board's Decision. All determinations, interpretations, and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding, and conclusive on all persons.

      Section 3.5 Arbitration. Any dispute or claim concerning any Award granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally, and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. ("JAMS") in Palm Beach County, Florida. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys' fees and costs. By accepting an Award, the Participant and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.


                                    Annex A-7

      Section 3.6 Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company's independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Plan Administrator, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

                                   ARTICLE IV
                              STOCK SUBJECT TO PLAN

      Section 4.1 Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 10.3 hereof, the total number of Shares reserved and available for delivery in connection with Awards under the Plan shall be 150,000,000 Shares. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

      Section 4.2 Availability of Shares Not Delivered under Awards.

            (a) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to
      Section 4.2(d) below.

            (b) If any Shares issued pursuant to an Award are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then such forfeited or repurchased Shares shall revert to and again become available for issuance under the Plan, subject to Section 4.2(d) below.

            (c) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option, other Award or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the net number of Shares actually issued to the Participant shall be counted as issued for purposes of determining the maximum number of Shares available for grant under the Plan, subject to Section 4.2(d) below.

            (d) Notwithstanding anything in this Section 4.2 to the contrary and solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4.2 that, if taken into account, would cause the Plan, for purposes of the grant of Incentive Stock Options, to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.


                                    Annex A-8

      Section 4.3 Application of Limitations.  The limitation  contained in this
Section 4 shall apply not only to Awards that are settled by the delivery of Shares but also to Awards relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights). The Plan Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of shares previously counted in connection with an Award.

                                   ARTICLE V
                                   ELIGIBILITY

      Awards may be granted under the Plan only to Eligible Persons.

                                   ARTICLE VI
                                 TERMS OF AWARDS

      Section 6.1 General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Plan Administrator may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10.5), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Plan Administrator shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Plan Administrator shall retain full power and discretion to accelerate, waive, or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.

      Section 6.2 Options. The Plan Administrator is authorized to grant Options to Participants on the following terms and conditions:

            (a) Stock Option Agreement. Each grant of an Option shall be evidenced by a Stock Option Agreement. Such Stock Option Agreement shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Plan Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

            (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10.3 hereof. The Stock Option Agreement shall also specify whether the Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option.

            (c) Exercise Price.


                                    Annex A-9

                  (i) In General.  Each Stock Option  Agreement  shall state the price at which Shares subject to the Option may be purchased (the "Exercise Price"), which shall be, with respect to Incentive Stock Options, not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Plan Administrator.

                  (ii) Ten  Percent  Stockholder.  If a  Participant  owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Parent or Subsidiary, any Incentive Stock Option granted to such Participant must have an Exercise Price per share of at least one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date of grant.

            (d) Time and Method of Exercise. The Plan Administrator shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements). The Plan Administrator may also determine the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions. The Plan Administrator may determine the methods by which such exercise price may be paid or deemed to be paid (including, in the discretion of the Plan Administrator, a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

            (e) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of
      Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Rights in tandem therewith) shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has consented in writing to the change that will result in such disqualification. If and to the extent required to comply with
      Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                  (i) the Option  shall not be  exercisable  more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Parent or Subsidiary and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and


                                   Annex A-10

                  (ii) if the aggregate Fair Market Value  (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company, its Parent or any Subsidiary are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then such Participant's Incentive Stock Option(s) or portions thereof that exceed such $100,000 limit shall be treated as Nonstatutory Stock Options (in the reverse order in which they were granted, so that the last Incentive Stock Option will be the first treated as a Nonstatutory Stock Option). This paragraph shall only apply to the extent such limitation is applicable under the Code at the time of the grant.

            (f) Repurchase Rights. The Committee and the Board shall have the discretion to grant Options that are exercisable for unvested shares of Common Stock. Should the Participant's Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase any or all of those unvested shares, at either (a) the exercise price paid per share, (b) the fair market value, or (c) the lower of the exercise price paid per share and the fair market value. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right, provided that such terms shall not make such Option subject to Section 409A of the Code.

      Section  6.3  Stock   Appreciation   Rights.  The  Plan  Administrator  is
authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

            (a) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the Fair Market Value of one share of Stock on the date the grant of such Stock Appreciation Right.

            (b) Other Terms. The Plan Administrator shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. Stock Appreciation Rights may be either freestanding or in tandem with other Awards.


                                   Annex A-11

      Section 6.4 Restricted Stock. The Plan Administrator is authorized to grant Restricted Stock to Participants on the following terms and conditions:

            (a) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture, and other restrictions, if any, as the Plan Administrator may impose, or as otherwise provided in this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Administrator). During the restricted period applicable to the Restricted Stock, subject to Section
      10.2 below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant.

            (b)  Forfeiture.   Except  as  otherwise   determined  by  the  Plan
      Administrator at the time of the Award, upon termination of a Participant's Continuous Service during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Plan Administrator may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.

            (c) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Plan Administrator shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Plan Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, that the certificates be kept with an escrow agent and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

            (d) Dividends and Splits. As a condition to, and at the time of, the grant of an Award of Restricted Stock, the Plan Administrator may, in its sole discretion, require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or deferred until, and conditioned upon, the expiration of the applicable restriction period. Unless otherwise determined by the Plan Administrator, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.


                                   Annex A-12

      Section 6.5 Stock Units.  The Plan  Administrator  is  authorized to grant
Stock Units to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified time period, subject to the following terms and conditions:

            (a) Award and Restrictions. Satisfaction of an Award of Stock Units shall occur upon expiration of the time period specified for such Stock Units by the Plan Administrator (or, if permitted by the Plan Administrator, and in compliance with Section 409A as elected by the Participant). In addition, Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Plan Administrator may impose, if any, which restrictions may lapse at the expiration of the time period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Plan Administrator may determine. Stock Units may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of Shares covered by the Stock Units, or a combination thereof, as determined by the Plan Administrator at the date of grant or thereafter. Prior to satisfaction of an Award of Stock Units, an Award of Stock Units carries no voting or dividend or other rights associated with share ownership.

            (b) Forfeiture. Except as otherwise determined by the Plan Administrator, upon termination of a Participant's Continuous Service during the applicable time period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Stock Units), the Participant's Stock Units shall be forfeited; provided that the Plan Administrator may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Stock Units shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part forfeiture of Stock Units.

            (c) Dividend Equivalents. Unless otherwise determined by the Plan Administrator at date of grant, any Dividend Equivalents that are granted with respect to any Award of Stock Units shall be either (A) paid with respect to such Stock Units at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Stock Units and the amount or value thereof automatically deemed reinvested in additional Stock Units, as the Plan Administrator shall determine or permit the Participant to elect, provided that such determination and elections, if any, shall comply with Section 409A of the Code.

      Section 6.6 Bonus Stock and Awards in Lieu of Obligations. The Plan Administrator is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Plan Administrator.


                                   Annex A-13

      Section  6.7  Other  Stock-Based   Awards.   The  Plan   Administrator  is
authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Plan Administrator to be consistent with the purposes of the Plan. The Plan Administrator shall determine the terms and conditions of such Awards which shall comply with Section 409A of the Code unless the Award is otherwise exempt therefrom. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6.7 shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Plan Administrator shall determine. The Plan Administrator shall have the discretion to grant such other Awards which are exercisable for unvested shares of Common Stock. Should the Participant's Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at a price determined by the Administrator at the time of grant, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6.7.

                                  ARTICLE VII
                               PERFORMANCE AWARDS

      Section 7.1 Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Plan Administrator. The Plan Administrator may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Section 7.2 hereof in the case of a Performance Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award intended to qualify under Code Section 162(m), shall be exercised by the Committee as the Plan Administrator and not the Board.

      Section 7.2 Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise, and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 7.2.

            (a) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7.2. Performance goals shall be ----------- objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such
      Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise, and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.


                                   Annex A-14

            (b)  Business  Criteria.  One  or  more  of the  following  business criteria for the Company, on a consolidated basis, and/or specified Related Entities or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation, and amortization;
      (6) pretax operating earnings; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) cash flow from operations; and
      (14) ratio of debt to stockholders' equity.

            (c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten (10) years, as specified by the Committee. Performance goals shall be established not later than ninety (90) days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code
      Section 162(m).

            (d) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7.2(b) hereof during the given performance period, as specified by the Committee in accordance with Section 7.2(c) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

            (e) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a performance period or settlement of Performance Awards.

      Section 7.3 Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 7.2, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards if and to the extent required to comply with Code Section 162(m).


                                   Annex A-15

      Section 7.4 Status of Performance Awards Under Code Section 162(m). It is the intent of the Company that Performance Awards under this Section 7 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 7.2, 7.3 and 7.4, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

                                  ARTICLE VIII
                CERTAIN PROVISIONS APPLICABLE TO AWARDS OR SALES

      Section 8.1 Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Plan Administrator, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Plan Administrator shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity.

      Section 8.2 Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Plan Administrator shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Plan Administrator or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Plan Administrator (subject to Section 10(g) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Plan Administrator. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. The form and timing of payment of Awards or the deferral thereof pursuant to this Section shall not make any Award that is not subject thereto subject to Section 409A and shall comply with Section 409A to the extent such Award is subject thereto.


                                   Annex A-16

      Section 8.3 Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b).

                                   ARTICLE IX
                    CHANGE IN CONTROL; CORPORATE TRANSACTION

      Section 9.1 Change in Control.

            (a) The Plan Administrator may, in its discretion, accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any Award, including upon the occurrence of a Change in Control. In addition, the Plan Administrator may provide in an Award agreement that the performance goals relating to any Performance Award will be deemed to have been met upon the occurrence of any Change in Control.

            (b) In addition to the terms of Section 9.1(a) above, the effect of a "Change in Control," may be provided (1) in an employment, compensation, or severance agreement, if any, between the Company or any Related Entity and the Participant, relating to the Participant's employment, compensation, or severance with or from the Company or such Related Entity, or (2) in the agreement evidencing the Award.

      Section 9.2 Corporate Transactions. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may either (i) assume or continue any or all Awards outstanding under the Plan, or (ii) substitute similar stock awards for outstanding Awards (it being understood that similar awards include, but are not limited to, awards to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Corporate Transaction). In the event that any surviving corporation or acquiring corporation does not assume or continue any or all such outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued, or substituted, then such Awards shall terminate if not exercised (if applicable) at or prior to such effective time (contingent upon the effectiveness of the Corporate Transaction). The Administrator, in its discretion and without the consent of any Participant, may (but is not obligated to) either (i) accelerate the vesting of all Awards (and, if applicable, the time at which such Awards may be exercised) in full or as to some percentage of the Award to a date prior to the effective time of such Corporate Transaction as the Administrator shall determine (contingent upon the effectiveness of each Corporate Transaction) or
(ii) provide for a cash payment in exchange for the termination of an Award or any portion thereof where such cash payment is equal to the Fair Market Value of the Shares that the Participant would receive if the Award were fully vested and exercised (if applicable) as of such date (less any applicable exercise price). The Administrator, in its sole discretion, shall determine whether each Award is assumed, continued, substituted, or terminated.


                                   Annex A-17

      With respect to Restricted Stock and any other Award granted under the Plan with respect to which the Company has any reacquisition or repurchase rights, the reacquisition or repurchase rights for such Awards may be assigned by the Company to the successor of the Company (or the successor's parent company) in connection with such Corporate Transaction. In addition, the Administrator, in its discretion, may (but is not obligated to) provide that any reacquisition or repurchase rights held by the Company with respect to such Awards shall lapse in whole or in part (contingent upon the effectiveness of the Corporate Transaction).

      Section 9.3 Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to the completion of such dissolution or liquidation, and shares of Common Stock subject to the Company's repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such stock is still in Continuous Service.

                                   ARTICLE X
                               GENERAL PROVISIONS

      Section 10.1 Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Plan Administrator, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Plan Administrator may consider appropriate, and may require any Participant to make such representations, furnish such information, and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

      Section 10.2 Limits on Transferability; Beneficiaries.

            (a)  General.   Except  as  provided  in  the  Award  agreement,   a
      Participant may not assign, sell, transfer, or otherwise encumber or subject to any lien any Award or other right or interest granted under this Plan, in whole or in part, other than by will or by operation of the laws of descent and distribution, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.


                                   Annex A-18

            (b) Discretionary Transfer of Option. The Plan Administrator, in its sole discretion, may permit the transfer of an Option (but not an Incentive Stock Option, or any other right to purchase Stock other than an Option) as follows: (A) by gift to a member of the Participant's Immediate Family or (B) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Participant. For purposes of this Section 10.2(b), "Immediate Family" shall mean the Participant's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Plan Administrator, and to any additional terms and conditions deemed necessary or appropriate by the Plan Administrator.

      Section 10.3 Adjustments

            (a) Adjustments to Awards. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects the Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Plan Administrator to be appropriate, then the Plan Administrator shall, in such manner as it may deem equitable (and, to the extent applicable, permitted by Section 409A of the Code), substitute, exchange, or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price, or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Plan Administrator determines to be appropriate.

            (b) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates, and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted under
      Section 7.2 hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder, or become subject to Section 409A to the extent previously exempt, or to violate Section 409A to the extent subject thereto.


                                   Annex A-19

      Section 10.4 Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Plan Administrator may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

      Section 10.5 Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of stockholders or Participants. Any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders if such stockholder approval is deemed necessary and advisable by the Board, or applicable laws (including provisions of the Code), and the rules and regulations of any stock exchange or market on which the Shares are listed. The Plan Administrator may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan.

      Section 10.6 Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

      Section 10.7 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligations to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Plan Administrator may specify and in accordance with applicable law.


                                   Annex A-20

      Section 10.8 Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

      Section 10.9 Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Plan Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

      Section 10.10 Governing Law. The validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the state of Delaware without giving effect to principles of conflicts of laws, and applicable federal law.

      Section 10.11 Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within twelve (12) months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422 of the Code, Rule 16b-3 under the Exchange Act (if applicable), and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate no later than ten (10) years from the date of the later of (x) the Effective Date and (y) the date an increase in the number of shares reserved for issuance under the Plan is approved by the Board (so long as such increase is also approved by the stockholders).

      Section 10.12 Compliance with Section 409A. All Awards granted hereunder shall be designed and administered in such manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code, and to the extent such provision cannot be amended to comply therewith, it shall be null and void.

      Section 10.13 Section 162(m) Transition Period. The Plan is intended to constitute a plan described in Treasury Regulation Section 1.162-27(f)(1), pursuant to which the deduction limits under Section 162(m) of the Code do not apply during the applicable "reliance period," as defined in Treasury Regulations Section 1.162-(f)(2), which ends on the earliest of (i) the date of the first annual meeting of stockholders of the Company at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the initial public offering of the Company's stock occurs; (ii) the date that the Plan is materially modified for purposes of Treasury Regulation Section 1.162-27(h)(1)(iii); or (iii) the date all Shares available for issuance under the Plan have been allocated.


                                   Annex A-21

                                                                         ANNEX B

                              AMENDED AND RESTATED
                          NOMINATING COMMITTEE CHARTER
                          OF XECHEM INTERNATIONAL, INC.

The Nominating Committee's responsibilities and powers as delegated by the board of directors are set forth in this charter. The Committee relies to a significant extent on information and advice provided by management and independent advisors. Whenever the Committee takes an action, it exercises its independent judgment on an informed basis that the action is in the best interests of the company and its stockholders.

STATUS

      The Nominating Committee (the "Committee") is a committee of the board of directors.

PURPOSE

      As set forth herein, the Committee shall, among other things, discharge the responsibilities of the board of directors relating to the appropriate size, functioning and needs of the board including, but not limited to, recruitment and retention of high quality board members.

MEMBERSHIP

      The Committee shall consist of at least three members of the board of directors as determined from time to time by the board. Once the Corporation is eligible for listing on the Nasdaq, Each member shall be "independent" in accordance with the listing standards of the Nasdaq Stock Market, as amended from time to time, and as defined in the Corporation's by-laws, as amended from time to time.

      The board of directors shall elect the members of this Committee at the first board meeting practicable following the annual meeting of stockholders and may make changes from time to time pursuant to the provisions below. Unless a chair is elected by the board of directors, the members of the Committee shall designate a chair by majority vote of the full Committee membership.

      A Committee member may resign by delivering his or her written resignation to the chairman of the board of directors, or may be removed by majority vote of the board of directors by delivery to such member of written notice of removal, to take effect at a date specified therein, or upon delivery of such written notice to such member if no date is specified.

MEETINGS AND COMMITTEE ACTION

      The Committee shall meet at least as often as may be required by the Corporation's by-laws, as amended from time to time, and at such times as it deems necessary to fulfill its responsibilities. Meetings of the Committee shall be called by the chairman of the Committee upon such notice as is provided for in the bylaws of the Corporation's with respect to meetings of the board of directors. A majority of the members shall constitute a quorum. Actions of the Committee may be taken in person at a meeting or in writing without a meeting. Actions taken at a meeting, to be valid, shall require the approval of a majority of the members present and voting. Actions taken in writing, to be valid, shall be signed by all members of the committee. The Committee shall report its minutes from each meeting to the board of directors.


                                    Annex B-1

      The chairman of the Committee shall establish such rules as may from time to time be necessary or appropriate for the conduct of the business of the Committee. At each meeting, the chairman shall appoint as secretary a person who may, but need not, be a member of the Committee. A certificate of the secretary of the Committee setting forth the names of the members of the Committee or actions taken by the Committee shall be sufficient evidence at all times as to the persons constituting the Committee, or such actions taken.

DUTIES AND RESPONSIBILITIES

      The Committee's duties and responsibilities include:

      Developing the criteria and qualifications for membership on the board.

      Developing programs for the continuing education of all directors and for the orientation of new directors.

      Creating a format to review each of the directors; conducting the reviews annually in accordance with the format; and distributing the reviews results to all board members for their review and consideration.

      Evaluating, on an annual basis, the Committee's performance.

POWERS AND AUTHORITY

      Subject to such specific constraints as may be imposed by the board of directors, the board of directors delegates to the Committee all powers and authority that are necessary or appropriate to fulfill its duties and responsibilities hereunder, including but not limited to:

      Recruiting, reviewing and nominating candidates for election to the board of directors or to fill vacancies on the board of directors.

      Reviewing candidates proposed by stockholders, and conducting appropriate inquiries into the background and qualifications of any such candidates.

APPROVED: BOARD OF DIRECTORS

DATE:    __________________


                                    Annex B-2

                [The remainder of this page intentionally blank]


                                    Annex B-3

                                                                         ANNEX C

                           XECHEM INTERNATIONAL, INC.
                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER


ORGANIZATION

      The audit committee shall be composed of board members who are independent of the management of Xechem International, Inc. (the "Company") and are free of any relationship that would interfere with their exercise of independent judgment as a committee member. Such members of the audit committee shall be able to read and understand fundamental financial statements or will become able to do so in a reasonable period of time after the appointment to the audit committee. At least one member of the audit committee shall have past employment experience in finance or requisite professional certificate in accounting or other comparable experience or background.

      The audit committee shall meet at least two times annually, or more frequently as circumstances required.

STATEMENT OF POLICY

      Senior operating management of the Company, as overseen by the board of directors, is responsible for the Company's internal controls. The audit committee shall assist the Company's board members in fulfilling their responsibility to the shareholders, potential shareholders and investment community relating to the reliability of financial reporting, the effectiveness and efficiency of operations and compliance with applicable laws and regulations. In so doing, the audit committee shall be responsible for maintaining open communication among board members, the independent auditors and the management of the Company.

RESPONSIBILITIES

      In carrying out its responsibility, the audit committee will:

      o Review and recommend to the board the independent auditors to be selected to audit the financial statements of the Company. In addition, the committee will review the auditors' fees to determine whether they are appropriate for the services they render.

      o Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be performed.

      o Meet with the independent auditors and management of the Company at the conclusion of the audit to review the results of the audit, including any comments or recommendations of the independent auditors, especially the contents of any auditors' letter to management.

      o     Confirm and assure the independence of the independent  auditors and
            review  any   management   consulting   services   provided  by  the
            independent auditors and related fees.


                                    Annex C-1

      o Pre-approve all audit and non-audit services to be provided by the independent auditors or their affiliates.

      o Verify that no member of the Company's management has been a member of the independent auditors' audit engagement team within the one year period preceding the commencement of audit procedures by the independent auditors.

      o Require that the Company's independent auditors inform the audit committee of what the independent auditors consider to be critical accounting policies relating to the preparation of the Company's financial statements.

      o Review with the independent auditors and with the financial and accounting personnel the adequacy and effectiveness of the Company's internal controls and elicit any recommendations for improving the internal controls or particular areas where new or more detailed controls or procedures are desirable.

      o Review legal and regulatory matters that may have a material effect on the financial statements.

      o     Inquire  of  management  and  the  independent   auditors  regarding
            significant risks or exposures and assess the steps management has taken to minimize such risks and exposures to the Company.

      o Review the financial statements contained in the Form 10-K annual report and the annual report to shareholders with management and the independent auditors.

      o Verify that the Company's auditors have reviewed the Company's financial information prior to filing the Company's Form 10-Q Reports.

      o Inquire of the independent auditors regarding their qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosures. Also inquire of the auditors regarding their reasoning in accepting or questioning management's significant estimates, changes or proposed changes in accounting principles and disclosure practices management employs for new transactions or events.

      o Provide sufficient opportunity at all meetings of the audit committee for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial personnel and the cooperation which the independent auditors received during the course of the audit.

      o Consider whether audit committee members are provided with appropriate background information and training and, when necessary, seek such information and training from management or the independent auditors.

      o Submit the minutes of all meetings of the audit committee to the board.


                                   Annes C-2

      o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

      o Review the Company's proxy statement disclosure concerning the report of the audit committee and the independence of the members of the audit committee, include the audit committee charter as an exhibit to the Company's proxy statement at least once every three years, review and reassess the adequacy of the audit committee charter on an annual basis and recommend any changes to the audit committee charter to the board.

      o Review the disclosure made to stockholders related to audit and non-audit services provided by, and fees paid to, the independent auditors.

      o Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

      o When deemed appropriate, obtain advice and assistance from outside legal, accounting and other advisers.

      o Determine that the members of the audit committee satisfy all requirements of the rules of The Nasdaq Stock Market, Inc. ("Nasdaq"), relating to audit committee members, as amended from time to time and as interpreted by the Board in its business judgment, within the time frames established in the rules, regardless of whether such rules would otherwise be applicable to the Committee. The Committee shall establish and maintain practices to provide reasonable assurance of the Company's compliance with the Nasdaq rules relating to audit committee members. The following persons are not considered independent pursuant to NASD Rule 4200(a)(14):

            (A) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

            (B) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

            (C) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, an employee of the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

            (D) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and


                                   Annes C-3

            (E) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

      o Establish a policy that is disseminated throughout the Company which provides that any employee of the Company may inform any officer or director of the Company of any complaints concerning, or the occurrence of any activity which the employee believes relates to, misleading accounting, internal accounting or auditing matters.

      To assist the members of the Audit Committee, attached as Exhibit A is an Audit Committee Checklist.

                                   Annes C-4

                                    EXHIBIT A
                                    ---------

                           XECHEM INTERNATIONAL, INC.
                  AUDIT COMMITTEE CHECKLIST OF RESPONSIBILITIES

---------------------------------------------------------------- ------------------------------------------------------
                                                                                      TIME FOR PRIMARY EMPHASIS
---------------------------------------------------------------- ------------------------------------------------------
                                                                                 FEBRUARY      JUNE     SEPTEMBER  OTHER
---------------------------------------------------------------- ------------------------------------------------------
A.   ORGANIZATION
1.   The Audit Committee shall consist of two (2) or more directors                              X
     elected  annually by the Board of Directors

2.   Each member of the Audit Committee shall be "independent"                                                   Ongoing

3.   Each member of the Audit Committee shall be financially literate                                            Ongoing
     and at one (1) of the members shall have expertise in the area of accounting or financial management.

4.   The audit Committee shall annually review its charter and                                   X
     recommend to the Board of Directors any charter changes that the Audit Committee considers advisable.

5.   The  Audit   Committee   shall  meet  as   frequently   as                         X        X        X         As
     circumstances  require,  but in no event  less than  three                                                  Needed
     (3) times per year.  The Audit  Committee  may ask members of  management  or others to attend  meeting  and  provide pertinent information as necessary.

6.   The Audit  Committee will have direct access to financial,                                                  Ongoing
     legal,  and other staff and advisors of the Company.  Such advisors  may assist the members in  defining  their rules and  responsibilities,  consult with  members  regarding a specific  audit or  other  issues  that  may  arise in the course of the Audit Committee's duties.

7.   The  Audit  Committee  shall  report  periodically  to the                         X        X        X         As
     Board of  Directors  on  matters  within  the scope of the                                                   Needed
     Audit Committee's responsibility.

8.   The Audit Committee shall elect a Chairman, to serve until a                                X
     successor is elected.

B.   SCOPE OF RESPONSIBILITIES:

1.   Recommend the selection and discharge of the independent auditors for                       X
     approval by the Board of Directors, and approve compensation of the independent auditors.

                                   Annes C-5

---------------------------------------------------------------- ------------------------------------------------------
                                                                                      TIME FOR PRIMARY EMPHASIS
---------------------------------------------------------------- ------------------------------------------------------
                                                                                 FEBRUARY      JUNE     SEPTEMBER  OTHER
---------------------------------------------------------------- ------------------------------------------------------
2.   The independent auditors shall be accountable to the Audit                                                  Ongoing
     Committee and to the Board of Directors.

3.   Review  independence with independent  auditors  annually,                                 X
     including the  consideration of other services provided by the independent  auditors or their  affiliates.  Obtain on an annual basis written  confirmation  of the  independent auditors.

4.   Serve as a channel of communication between the independent                                                 Ongoing
     auditors and the Board of Directors.

5.   Review with the independent auditors the coordination of audit                                       X
     efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

6.  Conduct  separate  executive  sessions with  management  and                     X           X        X       Each
     with  the  independent  auditors  relating  to  the  areas                                                   Meeting
     within the scope of Audit Committee responsibility.

7.   Consider   the  results  of  the  review  of  the  interim                                                  Quarterly
     financial  statements  by the  independent  auditors.  The                                                   Before
     Audit  Committee  Chairman will discuss the results of the                                                  Earnings
     review with the  independent  auditors  and the  Company's                                                   Release
     Chief  Financial  Officer prior to public  announcement of the interim  results.  The Chairman will convene the Audit
     Committee  by  telephone  or in person if in his  judgment there is an issue that warrants such a meeting.

8.   Recommend to the Board of Directors the inclusion of the audited                X
     financial statements in the Company's annual report on Form 10-K.

9.   Prepare an annual report of the Audit Committee to be included in the                                          May
     Company's annual meeting proxy statement.

10.  Review   the   Company's    compliance   with   applicable                   Annual       Annual            Quarterly
     accounting and financial  reporting rules,  including SEC,                 Preliminary    Final
     NASD and AICPA rules.

11.  Inquire of management and of the independent auditors about                               Annual              Each
     significant risks or exposures and assess the steps                                       Final             Meeting
     management has taken to minimize such risk to the Company.

12.  Consider and review with the independent auditors:

                                   Annes C-6

---------------------------------------------------------------- ------------------------------------------------------
                                                                                      TIME FOR PRIMARY EMPHASIS
---------------------------------------------------------------- ------------------------------------------------------
                                                                                 FEBRUARY      JUNE     SEPTEMBER  OTHER
---------------------------------------------------------------- ------------------------------------------------------
(a)  The adequacy of the Company's internal controls including                                  Annual
     computerized information system controls and security.                                     Final

(b)  The findings and recommendations of the independent auditors together                        X
     with management's responses with respect to the Company's internal controls.

13.  Consider and review with management and the independent auditors:

(a)  Significant findings during the year, including the status of previous                       X
     audit recommendations.

(b)  Any difficulties encountered in the course of audit work                        Annual      Annual          Quarterly
     including any restrictions on the scope of activities or                      Preliminary   Final
     access to required information.

14.  Inquire  as  to  the  independent   auditors'  independent                      Annual      Annual           Quarterly
     qualitative judgments about the appropriateness,  not just                    Preliminary   Final
     the  acceptability,  of the accounting  principals and the clarity  of the  financial  disclosure  practices  used or proposed to be adopted by the Company.

15.  Inquire  as  to  the  independent  auditors'  views  about                      Annual      Annual           Quarterly
     whether management's choices of accounting  principals are                    Preliminary   Final
     conservative,    moderate,    or   aggressive   from   the
     perspective of income,  asset, and liability  recognition, and whether those  principals are common  practices or are minority practices.

16.  Consider, in consultation with the independent auditors, the scope and                                 X
     plan of the independent auditors.

17. Review with management and the independent auditors the results of annual audits and related comments deemed appropriate including:

(a)  The independent auditors' audit of the Company's annual                         Annual       Annual
     financial statements, accompanying footnotes and its                         Preliminary     Final
     report thereon.

(b)  Any significant changes required in the independent auditors'                   Annual       Annual
     audit plans.                                                                  Preliminary    Final

(c)  Any difficulties or disputes with management encountered                        Annual       Annual
     during the course of the audit.                                               Preliminary    Final

(d)  The Company's compliance with its loan covenants.                               X            X         X       Each
                                                                                                                   Meeting

                                   Annes C-7

---------------------------------------------------------------- ------------------------------------------------------
                                                                                      TIME FOR PRIMARY EMPHASIS
---------------------------------------------------------------- ------------------------------------------------------
                                                                                 FEBRUARY      JUNE     SEPTEMBER  OTHER
---------------------------------------------------------------- ------------------------------------------------------

(e)  Other matters related to the conduct of the audit, which are                    Annual       Annual
     to be communicated to the Audit Committee under                               Preliminary    Final
     Generally Accepted Auditing Standards.

18.  Review with the independent auditors any impending changes in accounting                                      As
     and financial reporting rules, including SEC, NASD and AICPA rules,                                         Needed
     and the expected impact of such changes on the Company

19. Receive a report from the independent auditors regarding Each issues or potential issues, if any. Meeting

20.  Conduct  or  authorize  investigations  into  any  matters                                                    As
     within the Audit  Committee's  scope of  responsibilities.                                                  Needed
     The Audit  Committee  is  empowered  to use the  Company's professional  advisors  or to retain  independent  counsel and  other  independent  professionals  to  assist  in the conduct of any investigation.

21. Discuss with management the status of pending litigation, As taxation matters and areas of oversight to the legal and Needed compliance area as may be appropriate.

22.  The Audit  Committee  has the  responsibility  to exercise                                                    As
     the powers set out in the Charter.  However, it is not the                                                  Needed
     duty of the Audit  Committee to plan or conduct  audits or to determine that the Company's  financial  statements are complete  or  constitute  a  fair  presentation  or are in accordance with generally accepted accounting  principals.
     These matters are the responsibility of management and the independent auditor. It is also not the duty of the Audit
     Committee to resolve disagreements, if any, between management and the independent auditor, or to ensure compliance with laws and regulations.
---------------------------------------------------------------- ------------------------------------------------------


                                   Annes C-8

                                                                         ANNEX D

                            CERTIFICATE OF AMENDMENT
                         TO CERTIFICATE OF INCORPORATION
                                       OF

                           XECHEM INTERNATIONAL, INC.

      Xechem International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY AS FOLLOWS:

      The First Paragraph of Article FOURTH (Authorized Shares) of the Certificate of Incorporation of the Corporation is hereby amended to increase the authorized shares of common stock so that as amended the number of authorized common stock is increased to 5,000,000,000 shares and shall read as follows:

      "THE AGGREGATE NUMBER OF SHARES WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS 5,050,000,000, OF WHICH 2,500 SHARES OF THE PAR VALUE OF $.00001 PER SHARE SHALL BE DESIGNATED "CLASS A VOTING PREFERRED STOCK," 1,150 SHARES OF THE PAR VALUE OF $.00001 PER SHARE SHALL BE DESIGNATED "CLASS B 8% PREFERRED STOCK," 49,996,350 SHARES OF THE PAR VALUE OF $.00001 PER SHARE SHALL BE DESIGNATED "CLASS C PREFERRED STOCK," AND 5,000,000,000 SHARES OF THE PAR VALUE OF $.00001 PER SHARE SHALL BE DESIGNATED "COMMON STOCK."

      In  accordance  with  Sections  242  and  228  of  the  Delaware   General
Corporation Law, the above certificate of amendment has been duly approved by the board of directors and stockholders of the Corporation.

      IN WITNESS WHEREOF, Xechem International, Inc. has caused this Certificate to be signed by Ramesh C. Pandey, its President and Chief Executive Officer, who does make this Certificate and declare and certify under penalty of perjury that this is the act and deed of the Corporation and that the facts stated therein are true, and accordingly has caused this Certificate to be executed this ___ day of ________, 2006.

                                    By:   /s/  Ramesh C. Pandey
                                          -------------------------------------
                                    Name: Ramesh C. Pandey
                                    Its:  President and Chief Executive Officer


                                    Annex D-1

                           XECHEM INTERNATIONAL, INC.
                         NEW BRUNSWICK TECHNOLOGY CENTER
                    100 JERSEY AVENUE, BUILDING B, SUITE 310
                         NEW BRUNSWICK, NEW JERSEY 08901
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Ramesh C. Pandey and Howard Becker, and each of them as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote all the common stock and voting stock equivalent shares held of record by the undersigned at the close of business on September 12, 2006, at the Annual Meeting of Stockholders when convened on October 24, 2006 and at any postponements or adjournments thereof.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS SET FORTH HEREIN. In the event that any other matter may properly come before the Annual Meeting, or any postponements or adjournments thereof, the Proxies are authorized, in their discretion, to vote on the matter.

--------------------------------------------------------------------------------

PLEASE MARK VOTES AS IN THIS EXAMPLE |X|

1.    ELECT THE FOLLOWING THREE INDIVIDUALS TO SERVE AS DIRECTORS, INCLUDING TWO               Withhold     For All
      INDEPENDENT  DIRECTORS,  UNTIL THE NEXT ANNUAL MEETING OF  STOCKHOLDERS OR       For        All       Except
      OTHERWISE AS PROVIDED IN OUR GOVERNING DOCUMENTS.                                |_|        |_|          |_|

      (01)  Ramesh C. Pandey, Ph.D.         (02)  Stephen F. Burg        (03)  Adesoji Adelaja, Ph.D.



INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE(S') NAME(S) OR NUMBER(S) IN THE SPACE PROVIDED BELOW.

================================================================================

                                                                                       FOR         AGAINST        ABSTAIN
                                                                                       |_|            |_|           |_|
2.    RATIFY APPOINTMENT OF MOORE STEPHENS, P.C.

                                                                                       FOR         AGAINST        ABSTAIN
                                                                                       |_|            |_|           |_|

3.    APPROVE THE 2006 STOCK AWARD PLAN.

                                                                                       FOR         AGAINST        ABSTAIN
                                                                                       |_|            |_|           |_|


4.    APPROVE AN AMENDMENT TO OUR CERTIFICATE OF  INCORPORATION  TO INCREASE THE
      NUMBER  OF  SHARES  OF  COMMON  STOCK   AUTHORIZED   FOR   ISSUANCE   FROM
      1,950,000,000 SHARES TO 5,000,000,000 SHARES.

--------------------------------------------------------------------------------

Signature of Stockholder                                                                            Dated:
                          ------------------------------------------------------             ----------------------------

Signature, if held jointly                                                             Dated:
                          ------------------------------------------------------             ----------------------------

Signature, if held jointly                                                             Dated:
                          ------------------------------------------------------             ----------------------------

Signature, if held jointly                                                             Dated:
                          ------------------------------------------------------             ----------------------------

Signature, if held jointly                                                             Dated:
                          ------------------------------------------------------             ----------------------------


PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ABOVE. FOR JOINT ACCOUNTS, EACH OWNER SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE, GUARDIAN OR IN ANOTHER REPRESENTATIVE CAPACITY, PLEASE GIVE YOUR FULL TITLE. IF A CORPORATION OR PARTNERSHIP, PLEASE SIGN IN THE NAME OF THE CORPORATION OR PARTNERSHIP BY AN AUTHORIZED OFFICER OR PERSON. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. 1015668_1